UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 22, 2010
WHITE ELECTRONIC DESIGNS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Indiana	1-4817	35-0905052

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3601 E. University Drive, Phoenix, Arizona 85034

(Address of Principal Executive Offices) (Zip Code)
(602) 437-1520

(Registrant’s telephone number, including area code)
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS	3

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS	4

SIGNATURES	5

EXHIBIT INDEX	6
EX-10.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Departure of Senior Vice President and Chief Financial Officer
     On February 22, 2010, White Electronic Designs Corporation (the “Company”) accepted the resignation of Roger A. Derse from his position as Senior Vice President and Chief Financial Officer of the Company. Mr. Derse’s resignation will be effective March 1, 2010 (the “Resignation Date”).
     The Company also entered into a Severance Agreement and Release of Claims with Mr. Derse on February 22, 2010 (the “Severance Agreement”) that governs the terms of his departure and provides Mr. Derse, in exchange for his comprehensive release and waiver of claims, with certain severance payments, including a continuation of his base salary for a period of eighteen months from his Resignation Date, the continuation of his group health plan coverage for a period of eighteen months, the acceleration of certain of his unvested equity awards and the extension of the exercisability of his option grants for a period of ten years from the grant date, all of which are in accordance with Mr. Derse’s previously negotiated employment agreement, dated January 21, 2009 (filed as exhibit 10.24 on Form 10-K/A filed January 26, 2009). The Severance Agreement also contains customary provisions relating to mutual non-disparagement, non-solicitation, confidentiality and compliance with Section 409A of the Internal Revenue Code. The foregoing description of the Severance Agreement is not intended to be a comprehensive summary and is qualified in its entirety by reference to the actual agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which we incorporate herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Severance Agreement and Release of Claims, dated February 22,
2010, by and between White Electronic Designs Corporation and
Roger A. Derse

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITE ELECTRONIC DESIGNS CORPORATION
Date: February 22, 2010	By:	/s/ Gerald R. Dinkel
Gerald R. Dinkel
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Severance Agreement and Release of Claims, dated February 22, 2010, by and between White Electronic Designs Corporation and Roger A. Derse